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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        Date of Report - October 26, 2001
                        (Date of earliest event reported)



                               OWOSSO CORPORATION
             (Exact name of registrant as specified in its charter)



         Pennsylvania                      0-25066               23-2756709
(State or other jurisdiction of     Commission file number     (IRS Employer
incorporation or organization)                               Identification No.)


The Triad Building, 2200 Renaissance Boulevard
         Suite 150, King of Prussia, PA                           19406
    (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (610) 275-4500








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

OWOSSO CORPORATION
FORM 8-K
TABLE OF CONTENTS
-------------------------------------------------------------------------------


                                                                          Page

Item 2.           Acquisition or Disposition of Assets                     3

Item 7.           Financial Statements and Exhibits                        3

Item 2.  Acquisition or Disposition of Assets.

         This Form 8-K is filed to report the disposition of two of our subsidiaries. On October 26, 2001, we completed the sale of substantially all of the assets of our heat exchange coil manufacturing businesses, which constituted our "Coils" segment and which were operated by two of our subsidiaries, Astro Air Coils, Inc., and Snowmax Incorporated (together, the "Coils Subsidiaries").

         The sale of the Coils segment was effectuated pursuant to an Asset Purchase Agreement, dated as of October 26, 2001 (the "Asset Purchase Agreement"), by and among the Coils Subsidiaries, Astro Air, Inc. (the "Buyer"), and Rex Dacus, the manager of the Coils segment and the person from whom we acquired the assets and operations of Astro Air Coils, Inc. in 1998.

         The purchase price paid by the Buyer for the Coils segment consisted of $5.5 million in cash, a promissory note in the principal amount of $750,000 and the assumption by the Buyer of substantially all of the operating liabilities totaling approximately $3.7 million. The purchase price was determined by arms-length negotiations among Mr. Dacus, the Buyer, the Company and the Coils Subsidiaries and is subject to post-closing adjustment based upon changes in working capital as of the closing date.

         Net proceeds from the sale, after payment of transaction costs, were utilized to reduce outstanding bank debt.

         The Asset Purchase Agreement is included as Exhibit 2.1 to this Current Report on 8-K.


Item 7.  Financial Statements and Exhibits.


    (b)  Pro Forma Financial Information

    (c)  Exhibits

         2.1 Asset Purchase Agreement among Rex Dacus, Dacus Properties, Inc., Astro Air Coils, Inc. and Snowmax Incorporated, dated October 26, 2001.

                               OWOSSO CORPORATION

                         Pro Forma Financial Information

OWOSSO CORPORATION
PRO FORMA FINANCIAL INFORMATION
-------------------------------------------------------------------------------

         On October 26, 2001, Owosso Corporation (the "Company") completed the sale of the assets of its Coils segment, which included Astro Air Coils, Inc. ("Astro Air") and Snowmax Incorporated ("Snowmax") (together, the "Coils Subsidiaries"). The sale of the Coils segment was effectuated pursuant to an Asset Purchase Agreement, dated as of October 26, 2001 by and among the Coils Subsidiaries, Astro Air, Inc. (the "Buyer"), and Rex Dacus, the manager of the Coils Segment and the person from whom we acquired the assets and operations of Astro Air Coils, Inc. in 1998. Proceeds from the sale were $5.5 million of cash and a short-term promissory note of $750,000, subject to adjustment for changes in working capital. The sale also included the assumption of approximately $3.7 million of liabilities. Net proceeds from the sale were utilized to reduce outstanding bank debt. The Company expects to record a pretax charge of $9.3 million related to this sale in the fourth fiscal quarter of 2001.

         On May 9, 2001, the Company completed the sale of substantially all of the assets of Astro Air UK, Ltd ("Astro UK") to ACR Heat Transfer, Ltd., of Norfolk, England for cash of approximately $643,000. Astro UK was included in the Company's Coils segment.

         On December 4, 2000, the Company completed the sale of the assets associated with the timer and switch line of Cramer Company ("Cramer") to Capewell Components, LLC of South Windsor, Connecticut for cash of approximately $2.0 million, plus the assumption of approximately $400,000 of liabilities. On September 23, 2001, the Company sold substantially all of the remaining assets of Cramer for cash proceeds of approximately $565,000, plus the assumption of $317,000 in liabilities.

         As previously reported on Form 8-K, dated January 24, 2001, the Company completed the sale of the stock of Sooner Trailer Manufacturing Company ("Sooner Trailer"), a manufacturer of all-aluminum trailers, primarily horse and livestock, to the McCasland Investment Group of Duncan, Oklahoma and certain members of Sooner Trailer's management. Proceeds from the sale were $11,500,000, subject to certain post-closing adjustments based on changes in working capital, plus the assumption of debt of approximately $670,000.

         Also as previously reported, the Company completed, on November 2, 2000, the sale of the stock of Dura-Bond Bearing Company ("Dura-Bond") to a joint venture formed by Melling Tool Company of Jackson, Michigan and Engine Power Components, Inc. of Grand Haven, Michigan (the "Joint Venture"). The Joint Venture acquired the stock of Dura-Bond for approximately $5,000,000, subject to certain post-closing adjustments, plus the assumption of debt of approximately $5,000,000.

         The following pro forma condensed consolidated statements of operations for the year ended October 29, 2000 and for the nine-months ended July 29, 2001 gives effect to the sales of the Coils segment, Cramer, Sooner Trailer and Dura-Bond as if the transactions had occurred at the beginning of fiscal 2000. The pro forma condensed consolidated balance sheet as of July 29, 2001 gives effect to the sales of the Coils segment and Cramer as if such transactions occurred as of that date.

         The pro forma financial data presented herein is based on management's estimate of the effects of the sales of the Coils segment, Cramer, Sooner Trailer and Dura-Bond, based upon currently available information and certain assumptions the Company believes are reasonable. The Company does not expect the receipt of additional information to have a material adverse effect on the pro forma financial data. The pro forma condensed consolidated statements of operations for the year ended October 29, 2000 and for the nine-months ended July 29, 2001 and the pro forma condensed consolidated balance sheet as of July 29, 2001 are unaudited, but in the opinion of management, include all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the results of operations and financial position for the periods presented.

         The pro forma condensed consolidated statements of operations for the year ended October 29, 2000 and for the nine months ended July 29, 2001, and the pro forma condensed consolidated balance sheet as of July 29, 2001 are not necessarily indicative of the results of operations or financial position that actually would have been achieved had the transactions described been consummated as of the dates indicated, or that may be achieved in the future.

OWOSSO CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED JULY 29, 2001 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
                                                       OWOSSO                                            Pro Forma
                                                     Historical     Coils       Cramer       Sooner     Adjustments    Pro Forma
Net sales                                         $ 64,541,000  $ 22,167,000  $ 2,542,000  $       --                 $39,832,000

Cost of products sold                               54,786,000    21,004,000    2,352,000          --                  31,430,000
                                                  ------------- ------------- ------------ -----------                ------------

Gross profit                                         9,755,000     1,163,000      190,000          --                   8,402,000

Selling, general and administrative expenses         9,250,000     1,530,000      542,000          --                   7,178,000
Write-down of net assets held for sale               1,800,000       700,000    1,100,000          --                          --
                                                  ------------- ------------- ------------ -----------                ------------

Income (loss) from operations                       (1,295,000)   (1,067,000)  (1,452,000)         --                   1,224,000

Interest expense                                     3,426,000        16,000           --          --     651,000 (a)   2,759,000

Other (income) expense                                (260,000)           --           --          --                    (260,000)
                                                  ------------- ------------- ------------ ----------- -----------    ------------

Loss before income taxes                            (4,461,000)   (1,083,000)  (1,452,000)         --    (651,000)     (1,275,000)

Income tax benefit                                  (1,278,000)     (366,000)    (478,000)         --    (221,000)(b)    (213,000)
                                                  ------------- ------------- ------------ ----------- -----------    ------------

Loss from continuing operations                     (3,183,000)     (717,000)    (974,000)         --    (430,000)     (1,062,000)

Loss from discontinued operations,
      net of income taxes                             (434,000)                              (434,000)                         --
                                                  ------------- ------------- ------------ ----------- -----------    ------------

Loss before cumulative effect
      of accounting change                          (3,617,000)     (717,000)    (974,000)   (434,000)   (430,000)     (1,062,000)

Cumulative effect of accounting change                 (67,000)                                                           (67,000)
                                                  ------------- ------------- ------------ ----------- -----------    ------------

Net loss                                            (3,684,000)     (717,000)    (974,000)   (434,000)   (430,000)     (1,129,000)

Dividends and accretion on preferred stock            (984,000)           --           --          --                    (984,000)
                                                  ------------- ------------- ------------ ----------- -----------    ------------

Net loss available
      for common shareholders                     $ (4,668,000) $   (717,000) $  (974,000) $ (434,000) $ (430,000)    $(2,113,000)
                                                  ============= ============= ============ =========== ===========    ============

Basic and diluted loss
      per common share:
      Loss from continuing operations             $      (0.71)                                                       $     (0.35)
      Loss from discontinued operations                  (0.08)                                                                 -
      Cumulative effect of accounting change, net        (0.01)                                                             (0.01)
                                                  -------------                                                       ------------

      Net loss per share                          $      (0.80)                                                       $     (0.36)
                                                  =============                                                       ============

Weighted average number of
      common shares outstanding                      5,863,000                                                          5,863,000
                                                  =============                                                       ============

--------------------------------
Notes to pro forma adjustments:
      (a) Represents the pro forma reduction in interest expense as a result of the utilization of the net proceeds of the sales to reduce the Company's revolving credit facility.

      (b)  Represents the tax effect of pro forma adjustments.

OWOSSO CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 29, 2000 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
                                                            OWOSSO
                                                          Historical           Coils             Cramer             Sooner
Net sales                                                $116,864,000       $41,660,000        $ 9,324,000        $        --

Cost of products sold                                      97,908,000        39,031,000          7,308,000                 --
                                                         -------------      ------------      -------------       ------------

Gross profit                                               18,956,000         2,629,000          2,016,000                 --

Selling, general and administrative expenses               17,011,000         2,863,000          1,420,000                 --
Write-down of net assets held for sale                      2,800,000                --          1,600,000                 --
                                                         -------------      ------------      -------------       ------------

Income (loss) from operations                                (855,000)         (234,000)        (1,004,000)                --

Interest expense                                            5,106,000            37,000             13,000                 --

Other (income) expense                                        533,000                --                 --                 --
                                                         -------------      ------------      -------------       ------------

Income (loss) before income taxes                          (6,494,000)         (271,000)        (1,017,000)                --

Income tax expense (benefit)                               (1,400,000)         (159,000)          (252,000)                --
                                                         -------------      ------------      -------------       ------------

Loss from continuing operations                            (5,094,000)         (112,000)          (765,000)                --

Discontinued operations:
       Income from discontinued operations                     22,000                                                  22,000
       Loss on disposal of discontinued operations         (8,600,000)                                             (8,600,000)
                                                         -------------      ------------      -------------       ------------

Net loss                                                  (13,672,000)         (112,000)          (765,000)        (8,578,000)

Dividends and accretion on preferred stock                 (1,121,000)               --                 --                 --
                                                         -------------      ------------      -------------       ------------

Net loss available
       for common shareholders                           $(14,793,000)      $  (112,000)       $  (765,000)       $(8,578,000)
                                                         =============      ============      =============       ============

Basic and diluted loss
       per common share:
       Loss from continuing operations                   $      (1.06)
       Income (loss) from discontinued operations               (1.47)
                                                         -------------

       Net loss per share                                $      (2.53)
                                                         =============

Weighted average number of
       common shares outstanding                            5,844,000
                                                         =============

(RESTUBBED TABLE)

----------------------------------------------------------------------------------------------------------
                                                                            Pro Forma
                                                         Durabond          Adjustments         Pro Forma
Net sales                                               $8,184,000                            $ 57,696,000

Cost of products sold                                    4,721,000                              46,848,000
                                                        -----------                           -------------

Gross profit                                             3,463,000                              10,848,000

Selling, general and administrative expenses             1,924,000                              10,804,000
Write-down of net assets held for sale                   1,200,000                                      --
                                                        -----------                           -------------

Income (loss) from operations                              339,000                                  44,000

Interest expense                                           272,000           2,232,000 (a)       2,552,000

Other (income) expense                                    (100,000)                                633,000
                                                        -----------       -------------       -------------

Income (loss) before income taxes                          167,000          (2,232,000)         (3,141,000)

Income tax expense (benefit)                               593,000            (759,000)(b)        (823,000)
                                                        -----------       -------------       -------------

Loss from continuing operations                           (426,000)         (1,473,000)         (2,318,000)

Discontinued operations:
       Income from discontinued operations                                                              --
       Loss on disposal of discontinued operations                                                      --
                                                        -----------       -------------       -------------

Net loss                                                  (426,000)         (1,473,000)         (2,318,000)

Dividends and accretion on preferred stock                                                      (1,121,000)
                                                        -----------       -------------       -------------

Net loss available
       for common shareholders                          $ (426,000)        $(1,473,000)       $ (3,439,000)
                                                        ===========       =============       =============

Basic and diluted loss
       per common share:
       Loss from continuing operations                                                        $      (0.59)
       Income (loss) from discontinued operations                                                       --
                                                                                              -------------

       Net loss per share                                                                     $     (0.59)
                                                                                              ============

Weighted average number of
       common shares outstanding                                                                5,844,000
                                                                                              ============

---------------
Notes to pro forma adjustments:
       (a) Represents the pro forma reduction in interest expense as a result of the utilization of the net proceeds of the sales to reduce the Company's revolving credit facility.

       (b)  Represents the tax effect of pro forma adjustments.

OWOSSO CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JULY 29, 2001 (UNAUDITED)

----------------------------------------------------------------------------------------------------
                                                           OWOSSO          Pro Forma
                                                         Historical       Adjustments     Pro Forma
ASSETS

CURRENT ASSETS:
       Cash and cash equivalents                        $   307,000                      $   307,000
       Receivables, net                                  12,264,000       (4,747,000)      7,517,000
       Inventories, net                                   9,156,000       (4,232,000)      4,924,000
       Net assets held for sale                           1,073,000                        1,073,000
       Income taxes receivable                                    -        1,980,000       1,980,000
       Prepaid expenses and other                         1,871,000         (124,000)      1,747,000
       Deferred taxes                                     1,990,000                        1,990,000
                                                       -------------                     ------------

            Total current assets                         26,661,000                       19,538,000

PROPERTY, PLANT AND EQUIPMENT, NET                       19,525,000       (6,059,000)     13,466,000

GOODWILL, NET                                            12,469,000       (2,907,000)      9,562,000

OTHER INTANGIBLE ASSETS, NET                              6,365,000         (665,000)      5,700,000

OTHER ASSETS                                                691,000                          691,000
                                                       -------------                     ------------

TOTAL ASSETS                                            $65,711,000                      $48,957,000
                                                       =============                     ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
       Accounts payable - trade                         $ 6,393,000      $(1,917,000)    $ 4,476,000
       Accrued expenses                                   5,099,000       (1,486,000)      3,613,000
       Current portion of related party debt                625,000                          625,000
       Current portion of long-term debt                 28,520,000       (6,031,000)     22,489,000
                                                       -------------                     ------------

            Total current liabilities                    40,637,000                       31,203,000

LONG-TERM DEBT, LESS CURRENT PORTION                      6,026,000                        6,026,000

POSTRETIREMENT BENEFITS AND OTHER LIABILITIES             3,117,000                        3,117,000

DEFERRED TAXES                                            2,026,000                        2,026,000

STOCKHOLDERS' EQUITY                                     13,905,000       (7,320,000)      6,585,000
                                                       -------------                     ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $65,711,000                      $48,957,000
                                                       =============                     ============

-------------------------
Pro forma adjustments reflect the sale of the Company's Coils segment and Cramer. Proceeds from the sales were utilized to reduce the Company's revolving credit facility.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        OWOSSO CORPORATION



Date: November 9, 2001                  By: /s/ Kirk E. Moore
                                            -----------------
                                            Kirk E. Moore
                                            Executive Vice President - Finance,
                                            Chief Financial Officer, and
                                            Treasurer and Secretary

                                   Exhibit 2.1

        Asset Purchase Agreement among Rex Dacus, Dacus Properties, Inc., Astro Air Coils, Inc. and Snowmax Incorporated, dated October 26, 2001.

































                                       1